UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2009
COEUR D’ALENE MINES CORPORATION
(Exact name of Registrant as specified in its charter)

Idaho (State or Other Jurisdiction of Incorporation)	1-8641 (Commission File Number)	82-0109423 (I.R.S. Employer Identification No.)

505 Front Avenue, P.O. Box “I” Coeur d’Alene, Idaho (Address of Principal Executive Office)	83816 (Zip Code)
Registrant’s telephone number, including area code: (208) 667-3511
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On February 27, 2009, Coeur d’Alene Mines Corporation (the “Registrant”) issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2008. A copy of the Registrant’s press release is attached as Exhibit 99 to this Current Report.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished herewith:
Exhibit 99     Press Release issued by the Registrant on February 27, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR D’ALENE MINES CORPORATION (Registrant)
Dated: March 3, 2009	By:	/s/ Mitchell J. Krebs
Mitchell J. Krebs
Senior Vice President and Chief Financial Officer